UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Kinder Morgan, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + C 1234567890 The Sample Company 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/kmii or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 11:59 p.m. Eastern Time, on May 12, 2020. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2020 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Kinder Morgan, Inc. (“KMI”) annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! The Notice and Proxy Statement for KMI’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and KMI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (collectively, the “Proxy Materials”) are available at: www.envisionreports.com/kmii Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/kmii. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive paper or email copies of the Proxy Materials, you must request them as instructed below. There is no charge to you for requesting a copy or for delivery. Please make your request for copies of the Proxy Materials on or before April 30, 2020 to facilitate timely delivery. + 2 N O T C O Y 037W1D MMMMMMMMM Stockholder Meeting Notice1234 5678 9012 345

The Annual Meeting will be held at the offices of KMI, 1001 Louisiana Street, Houston, Texas 77002, on Wednesday, May 13, 2020, beginning at 10:00 a.m. local time. For directions, please call (713) 369-9000. At the Annual Meeting, the holders of KMI’s Class P common stock will act on the following matters: Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3: 1. Election of the following Directors: Richard D. Kinder, Steven J. Kean, Kimberly A. Dang, Ted A. Gardner, Anthony W. Hall, Jr., Gary L. Hultquist, Ronald L. Kuehn, Jr., Deborah A. Macdonald, Michael C. Morgan, Arthur C. Reichstetter, Fayez Sarofim, C. Park Shaper, William A. Smith, Joel V. Staff, Robert F. Vagt and Perry M. Waughtal. Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2020. Approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in the Proxy Statement. 2. 3. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the Proxy Materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Important Information Regarding Meeting Attendance and Location. We intend to hold our annual meeting in person. However, due to the growing public health impact of coronavirus disease 2019 (COVID-19) and related travel concerns, we may impose additional procedures or limitations on meeting attendees beyond those described in the accompanying proxy statement. Such additional precautionary measures may include, in compliance with guidance issued by the U.S. Centers for Disease Control, restricting the number of meeting attendees gathered in one room and requiring that all meeting attendees remain at minimum six feet from other persons at all times. Alternatively, we are planning for the possibility that the meeting may be held solely by means of remote communication. If we take this step, we will announce by press release the decision to do so in advance, along with details on how to participate in the meeting. If it becomes necessary, a meeting by remote communication will not impact your ability to vote in advance of the meeting by telephone, internet or mail as described in the accompanying proxy statement. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. Internet – Go to www.envisionreports.com/kmii. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials Kinder Morgan, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by April 30, 2020. — — — Stockholder Meeting Notice